EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with the Quarterly Report of OraLabs Holding Corp. (the "Company") on Form 10-QSB/A for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Gary H. Schlatter, Chief Executive Officer of the Company, certify, pursuant to 18 USC SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                   /s/ Gary H. Schlatter
                                   ----------------------------------------
                                   Gary H. Schlatter, Chief Executive Officer



DATED JUNE 1, 2004

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.